Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT, dated as of September 17, 2012 (this “Agreement”), to the Amended and Restated Credit Agreement, dated as of September 1, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among COLONY FINANCIAL, INC., a Maryland corporation (the “REIT”), CFI MEZZ FUNDING, LLC, a Delaware limited liability company (“CFI Mezz Funding”), CFI RE HOLDCO, LLC, a Delaware limited liability company (“CFI RE Holdco”), COLFIN ESH FUNDING, LLC, a Delaware limited liability company (“ColFin ESH Funding”), COLFIN 2100 FUNDING, LLC, a Delaware limited liability company (“ColFin 2100”), CFI CORAMERICA 2100 FUNDING, LLC, a Delaware limited liability company (“CorAmerica 2100”), CFI RE MASTERCO, LLC, a Delaware limited liability company (“CFI RE Masterco”; and together with the REIT, CFI Mezz Funding, CFI RE Holdco, ColFin ESH Funding, ColFin 2100, CorAmerica 2100 and any Operating Partnership (as defined in the Credit Agreement) that is formed after the Restatement Effective Date and becomes a co-borrower thereunder in accordance with Section 6.12(c), each a “Borrower” and collectively, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with any successor administrative agent, the “Administrative Agent”) Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested that the Required Lenders agree to amend various provisions of the Credit Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to all of the terms and conditions set forth in this Agreement:

1.1 New Definitions. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Commercial Real Estate Debt Investment” means a commercial mortgage loan or other commercial real estate-related debt investment.

“Commercial Real Estate Ownership Investment” means a fee simple interest in real property that is located in the United States or Europe.

“Contribution Limitations” has the meaning specified in the definition of “Consolidated Cash Income”.

“Hunt Portfolio Investment Asset” means, collectively, the Investment Assets owned by Col Hunt A (Lux), S.a.r.l. and Col Hunt B (Lux), S.a.r.l. on the

Second Amendment Effective Date which consist of commercial mortgage loans that were made to Joos & Joos secured by certain real properties in Germany.

“Maximum Permitted Outstanding Amount” means, at any time, an amount equal to the lesser of (i) Annualized Consolidated Cash Income determined as of the last day of the then most recently ended fiscal quarter of the REIT for which financial statements have been delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b), multiplied by 3.5 and (ii) 40% of the aggregate book value (determined in accordance with GAAP) of all Investment Assets that at such time contribute positive Cash Income to the calculation of the Annualized Consolidated Cash Income.

“Non Wholly-Owned Consolidated Affiliate” means, either a Consolidated Minority-Owned Subsidiary or a Consolidated Majority-Owned Subsidiary, as the context requires.

“Preferred Equity Investment” means a preferred equity investment held by an Affiliated Investor in a Person that (x) is not (except by virtue of such investment) an Affiliate of any Loan Party, (y) is organized under the laws of the United States of America, any State thereof or the District of Columbia and (z) owns one or more Commercial Real Estate Debt Investments and/or Commercial Real Estate Ownership Investments, so long as the documents governing the terms of such preferred equity investment include the following provisions:

(i)    (A) defined requirements for fixed, periodic cash distributions to be paid to the Affiliated Investor that owns such preferred equity investment in order to provide a fixed return to such Affiliated Investor on the then unreturned amount of its investment related thereto, with such distributions being required to be paid prior to any distribution, redemption and/or payments being made on or in respect of any other Equity Interests of the issuer of such preferred equity investment, (B) a requirement that proceeds derived from or in connection with (1) any liquidation or dissolution of the issuer of such preferred equity investment, (2) any direct or indirect sale, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the issuer of such preferred equity investment or (3) any loss, damage to or any destruction of, or any condemnation or other taking of, all or substantially all of the assets of the issuer of such preferred equity investment, including any proceeds received from insurance policies or condemnation awards in connection therewith, shall, in the case of each of subclauses (1) through (3) of this clause (B), be paid to such Affiliated Investor until such Affiliated Investor has received an amount equal to the then unreturned amount of its investment related to such preferred equity investment (plus the accrued and unpaid return due and payable thereon) prior to any distribution, redemption and/or payments being made from any such proceeds on or in respect of any other Equity Interests of the issuer of such preferred equity investment and (C) upon the failure of the issuer of such preferred equity investment to comply with the provisions described above in this clause (i) it shall be a default and such Affiliated Investor shall be entitled to exercise any or all of the remedies described in clauses (ii) and (iii) below;

(ii) a defined maturity date or mandatory redemption date for such preferred equity investment (excluding any maturity resulting from an optional redemption by the issuer thereof), upon which it is a default if the then unreturned amount of the investment made by such Affiliated Investor in respect thereof (plus the accrued and unpaid return due and payable thereon) is not immediately repaid to the applicable Affiliated Investor (and upon such default, in addition to the other remedies enumerated below in clause (iii), the holder of such preferred equity investment is entitled to take control of the issuer thereof and, thereafter, all dividends and distributions by such issuer shall be paid to the holders of the preferred equity investment until the entire unreturned amount of the investment made by such Affiliated Investor in respect thereof plus all accrued and unpaid return due and payable thereon has been paid to the holders of the preferred equity investment and no distribution, redemption and/or payments shall be made on or in respect of any other capital stock or Equity Interests of the issuer of such preferred equity investment); and

(iii) default remedies that (A) permit the holders of the preferred equity investment to make any and all decisions formerly reserved to (1) holders of the capital stock or Equity Interests (other than such preferred equity investment), or (2) the board of directors or managers (or a similar governing body) of the issuer of such preferred equity investment, including with respect to the sale of all or any part of the Equity Interests or assets of the issuer of such preferred equity investment, and (B) provide for the elimination of all material consent, veto or similar decision making rights afforded to (1) any holders of the capital stock or Equity Interests (other than such preferred equity investment), or (2) the board of directors or managers (or a similar governing body), of such issuer, if and provided that such decisions (in the case of clause (A) above) and such consent, veto or similar decision making rights (in the case of clause (B) above) could reasonably be expected to restrict the ability of, compromise or delay the holders of the preferred equity investment from realizing upon and paying from the Equity Interests or the assets of the issuer of the preferred equity investment all amounts due and payable with respect to the preferred equity investment.

“Preferred Equity Issuer” means a Person in which an Affiliated Investor makes a Preferred Equity Investment.

“Second Amendment” means the Second Amendment to this Agreement, dated as of September 17, 2012, among Borrowers, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” has the meaning set forth in Section 2 of the Second Amendment.

“Triggering Event” means, at any time with respect to any Investment Asset, any event or circumstance that occurs with respect to such Investment Asset (including, for this purpose, in respect of any direct or indirect owner thereof) that could reasonably be expected to result in a reduction in the Maximum Permitted Outstanding Amount during the then current fiscal quarter of the REIT (including any default or restructuring in respect of such Investment Asset, or any modification, waiver, termination or expiration of any applicable loan agreement, lease agreement or joint venture or other equityholder documentation relating to such Investment Asset, or any bankruptcy or insolvency event relating to any real property manager, tenant or any other obligor in respect of such Investment Asset, or any liabilities (environmental, tax or otherwise) incurred by any Affiliated Investor in respect of such Investment Asset, or any casualty or condemnation event with respect to such Investment Asset, in each case not constituting a Contributing Investment Asset Material Default).

“Unrestricted Cash” means at any time (i) the aggregate amount of cash and Cash Equivalents of the Loan Parties at such time that are not subject to any Lien (excluding Liens arising under a Loan Document and statutory Liens in favor of any depositary bank where such cash and Cash Equivalents are maintained), minus (ii) amounts included in the foregoing clause (i) that are held by a Person other than a Loan Party as a deposit or security for Contractual Obligations.

1.2 Definition of Affiliated Investor. The definition of “Affiliated Investor” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Affiliated Investor” means a Pledged Affiliate or any other Person that owns directly or indirectly an Investment Asset and in which a Loan Party owns directly or indirectly Equity Interests.

1.3 Definition of Cash Income. The definition of “Cash Income” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Cash Income” means, for any fiscal quarter of the REIT with respect to any Investment Asset, the income (without duplication) received in cash or accrued under GAAP by one or more Wholly-Owned Loan Parties from such Investment Asset (whether received directly or received indirectly via payments or distributions from an Affiliated Investor that holds, directly or indirectly, an ownership interest in such Investment Asset) during such fiscal quarter in the form of, as applicable, (i) cash interest, (ii) cash dividends, (iii) the portion of principal amortization included as taxable income (on performing loans acquired at a discount to par), (iv) reported GAAP net income (adjusted to add back depreciation and amortization expense) resulting from the ownership of real property, but only to the extent received in cash and (v) other recurring investment distributions received in cash or accrued under GAAP, in each case in respect of such Investment Asset and excluding in any event gains from asset sales. The items referred to in this definition with respect to any Investment Asset owned by a Wholly-Owned Loan Party or an Affiliated Investor during any fiscal quarter will be calculated on a pro forma or “grossed-up” basis to include a full quarter’s Cash Income from such Investment Asset for such fiscal quarter. Notwithstanding the foregoing, and for the avoidance of doubt, Cash Income from any Preferred Equity Investment shall exclude all amounts constituting Cash Income or proceeds of Cash Income (whether received directly or received indirectly from payments or distributions) from an Investment Asset owned by the applicable Preferred Equity Issuer.

1.4 Definition of Certified Contributing Investment Asset. The definition of “Certified Contributing Investment Asset” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Certified Contributing Investment Asset” means any Investment Asset (whether acquired by an Affiliated Investor during the then current fiscal quarter of the REIT or otherwise) with respect to which the REIT has delivered to the Administrative Agent (a) a certificate, executed by a Responsible Officer of the REIT, (i) certifying to the Administrative Agent and the Lenders (x) that the REIT reasonably expects such Investment Asset to contribute positive Cash Income to the calculation of the Annualized Consolidated Cash Income for the then current fiscal quarter of the REIT and (y) the book value (determined in accordance with GAAP) of such Investment Asset as of the date of such certificate and (ii) containing a reasonably detailed calculation of the Projected Cash Income of such Investment Asset and (b) a Facility Outstandings Compliance Certificate setting forth a pro forma calculation of the Maximum Permitted Outstanding Amount (immediately after giving effect to the inclusion of (x) the Projected Cash Income of such Investment Asset in the calculation of Annualized Consolidated Cash Income and (y) the book value of such Investment Asset in the calculation of the aggregate book value of all Investment Assets contributing positive cash income to such Annualized Consolidated Cash Income); provided, that at the time of delivery of such certificate to the Administrative Agent and the Lenders, such Investment Asset satisfies each of the Qualifying Criteria.

1.5 Definition of Consolidated Cash Income. The definition of “Consolidated Cash Income” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Consolidated Cash Income” means, for any fiscal quarter of the REIT, the aggregate Cash Income from all Investment Assets during such fiscal quarter; provided, that (a) in the case of any Certified Contributing Investment Asset, Consolidated Cash Income shall not include the Cash Income generated from such Certified Contributing Investment Asset until the first day of the first fiscal quarter of the REIT to occur following the date such Certified Contributing Investment Asset became a Certified Contributing Investment Asset and (b) Consolidated Cash Income shall not at any time include any Cash Income generated from any Investment Asset (i) that is not owned directly or indirectly by a Pledged Affiliate, (ii) if the Affiliated Investor that owns such Investment Asset (or any Loan Party or Affiliated Investor that directly or indirectly owns any Equity Interests in such Affiliated Investor) (w) has any Indebtedness (other than the Obligations) outstanding at such time, (x) is not Solvent at such time, (y) is subject to any proceedings under any Debtor Relief Law at such time or (z) is not Controlled by a Pledged Affiliate, (iii) to the extent that such Cash Income is attributable to Distributions with respect to such Investment Asset that are payable to any Loan Party and not made or deposited into a Distribution Account, (iv) that is encumbered by any Lien (other than a Lien arising under a Loan Document) at such time or (v) that is the subject of any proceedings under any Debtor Relief Law at such time (subclauses (i) - (v) of this clause (b) being referred to collectively as the “Qualifying Criteria”); provided, further, that (x) in the case of any Investment Asset owned directly or indirectly by an FDIC Restricted Issuer, only the Pledged Percentage of the Cash Income generated by such Investment Asset shall be included in Consolidated Cash Income, (y) the amount of Cash Income to be included in Consolidated Cash Income in respect of any Investment Asset that constitutes a Preferred Equity Investment shall be limited to such Investment Asset’s Cash Income multiplied by the percentage of the amount of such Investment Asset that does not exceed a loan-to-value ratio (expressed as a percentage) of 85%, where the sum of (1) the outstanding amount of such Preferred Equity Investment at such time and (2) the aggregate outstanding amount of all Indebtedness (other than the Obligations) of the applicable Preferred Equity Issuer at such time is the numerator in such loan-to-value ratio and the total asset value (as determined in accordance with GAAP) of such Preferred Equity Issuer at such time is the denominator of such loan-to-value ratio, with any excess over such limit being excluded from Consolidated Cash Income and (z) not more than 40% of Consolidated Cash Income during such fiscal quarter may be generated from Investment Assets that are not owned directly by a Pledged Affiliate, with any excess over such limit being excluded from Consolidated Cash Income (clauses (x), (y) and (z) of this proviso being referred to herein as the “Contribution Limitations”). Notwithstanding the provisions of clause (b) of the first proviso to this definition, the Hunt Portfolio Investment Asset shall be deemed to satisfy the Qualifying Criteria so long as the only matters relating to the Hunt Portfolio Investment Asset that otherwise would have resulted in its failure to satisfy the Qualifying Criteria are those set forth on Schedule I to the Second Amendment.

1.6 Definition of Consolidated Cash Interest Expense. The definition of “Consolidated Cash Interest Expense” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Consolidated Cash Interest Expense” means, for any period, Consolidated Interest Expense for such period, excluding any portion thereof not payable in cash in such period (provided, however, that any interest expense recognized in such period that is paid from a prefunded interest reserve shall be excluded from Consolidated Cash Interest Expense for such period to the extent the amounts in such prefunded interest reserve were included in Consolidated Cash Interest Expense in a prior period).

1.7 Definition of Consolidated Group Pro Rata Share. The definition of “Consolidated Group Pro Rata Share” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Consolidated Group Pro Rata Share” means, (i) with respect to any Unconsolidated Affiliate, the percentage interest held by the REIT and its Consolidated Subsidiaries, in the aggregate, in such Unconsolidated Affiliate determined by calculating the percentage of Equity Interests of such Unconsolidated Affiliate owned by the REIT and its Consolidated Subsidiaries and (ii) with respect to any Non Wholly-Owned Consolidated Affiliate, the percentage interest held by the REIT and its Wholly-Owned Subsidiaries, in the aggregate, in such Non Wholly-Owned Consolidated Affiliate determined by calculating the percentage of Equity Interests of such Non Wholly-Owned Consolidated Affiliate owned by the REIT and its Wholly-Owned Subsidiaries.

1.8 Definition of Consolidated Interest Expense. The definition of “Consolidated Interest Expense” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Consolidated Interest Expense” means, for any period, total interest expense of the REIT and its Consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided, that solely for purposes of calculating the Consolidated Fixed Charge Coverage Ratio, Consolidated Interest Expense shall, with respect to any Non Wholly-Owned Consolidated Affiliate, only include the Consolidated Group Pro Rata Share of the total interest expense (determined in accordance with GAAP) of such Non Wholly-Owned Consolidated Affiliate for such period.

1.9 Definition of Consolidated Total Debt. The definition of “Consolidated Total Debt” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Consolidated Total Debt” means, as at any date of determination, the aggregate amount of all Indebtedness of the REIT and its Consolidated Subsidiaries that would be reflected on a consolidated balance sheet of the REIT and its Consolidated Subsidiaries as of such date prepared in accordance with GAAP; provided, that Consolidated Total Debt shall (i) also include the Consolidated Group Pro Rata Share of the aggregate amount of all Indebtedness of each Unconsolidated Affiliate that would be reflected on a balance sheet of such Unconsolidated Affiliate prepared in accordance with GAAP, net of the Consolidated Group Pro Rata Share of uncommitted cash on hand at and available to Unconsolidated Affiliates to pay down such Indebtedness, (ii) exclude any Indebtedness attributable to a Specified GAAP Reportable B Loan Transaction and (iii) solely with respect to the Indebtedness of any Non Wholly-Owned Consolidated Affiliate, only include the Consolidated Group Pro Rata Share of such Indebtedness.

1.10 Definition of Contributing Investment Asset. The definition of “Contributing Investment Asset” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Contributing Investment Asset” means, collectively, (i) the Initial Contributing Investment Assets, (ii) any Investment Asset that has contributed positive Cash Income to the calculation of Annualized Consolidated Cash Income during the then most recently ended fiscal quarter of the REIT (with Consolidated Cash Income being calculated solely for purposes of this definition without giving effect to the Contribution Limitations) and (iii) any Certified Contributing Investment Asset; provided, however, that if at any time a Disqualifying Event occurs with respect to an Investment Asset that is a Contributing Investment Asset at such time, such Investment Asset shall no longer constitute a Contributing Investment Asset unless and until such time subsequent to such Disqualifying Event as such Investment Asset satisfies clause (ii) or (iii) of this definition.

1.11 Definition of Contributing Investment Asset Material Default. The definition of “Contributing Investment Asset Material Default” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Contributing Investment Asset Material Default” means (a) with respect to any Commercial Real Estate Debt Investment, the occurrence of (i) a payment default (irrespective of whether such default is waived) with respect to such Commercial Real Estate Debt Investment that is unremedied prior to the earlier of (x) five (5) days following the occurrence thereof or (y) the date on which such payment default becomes an “Event of Default” (or other similar term) under the loan documentation or other applicable written agreements governing such Commercial Real Estate Debt Investment, (ii) a bankruptcy default (irrespective of whether such default is waived) with respect to such Commercial Real Estate Debt Investment, (iii) any default (irrespective of whether such default is waived) with respect to such Commercial Real Estate Debt Investment (other than those referenced in clauses (i) and (ii) above) or restructuring with respect to such Commercial Real Estate Debt Investment that results in such Commercial Real Estate Debt Investment failing to contribute positive Cash Income to the calculation of Annualized Consolidated Cash Income during the then current fiscal quarter of the REIT or (iv) an acceleration of the obligations of any obligor in respect of such Commercial Real Estate Debt Investment and (b) with respect to any Preferred Equity Investment, the occurrence of (i) the failure of the applicable Preferred Equity Issuer to pay, when due, a scheduled or other mandatory cash distribution in cash (irrespective of whether such failure to pay such distribution is waived) to the Affiliated Investor that holds such Preferred Equity Investment, (ii) the applicable Preferred Equity Issuer becoming subject to any voluntary proceeding under any Debtor Relief Law or (iii) the applicable Preferred Equity Issuer becoming subject to any involuntary proceeding under any Debtor Relief Law, which proceeding is not dismissed within 90 days after the commencement thereof or in which an order for relief is entered in such proceeding.

1.12 Definition of Control. The definition of “Control” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Control” means the possession, directly or indirectly, of the power to veto, direct or cause the direction of the management or fundamental policies of a Person, whether through the ability to exercise voting power, by contract or otherwise which for purposes of this definition shall include ownership of Equity Interests having at least 50% of the voting interests of a Person or having majority control of a board of directors or equivalent governing body of a Person.

1.13 Definition of Core Earnings. The definition of “Core Earnings” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Core Earnings” means, for any period, the consolidated net income (loss) of the REIT, computed in accordance with GAAP, excluding (i) non-cash equity compensation expense, (ii) real estate depreciation and amortization expense, (iii) any unrealized gains or losses from mark to market valuation changes (other than permanent impairment) that are included in net income and (iv) extraordinary or non-recurring non-cash gains or losses; provided, that Core Earnings shall, solely with respect to the Core Earnings attributable to any Non Wholly-Owned Consolidated Affiliate, only include the Consolidated Group Pro Rata Share of such attributable amount.

1.14 Definition of Disqualifying Event. The definition of “Disqualifying Event” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Disqualifying Event” means, at any time with respect to any Investment Asset that is a Contributing Investment Asset at such time, the occurrence of any of the following: (i) such Investment Asset failing to contribute positive Cash Income to the calculation of Annualized Consolidated Cash Income for any fiscal quarter of the REIT ending subsequent to such Investment Asset becoming a Contributing Investment Asset, (ii) the Cash Income generated by such

Investment Asset being required to be removed from the calculation of Annualized Consolidated Cash Income in any pro forma Facility Outstandings Compliance Certificate delivered pursuant to Section 2.15(c) or (d), (iii) a Disposition of such Investment Asset, (iv) such Investment Asset failing to satisfy any of the Qualifying Criteria or (v) the removal by the REIT of such Investment Asset from the pool of Contributing Investment Assets pursuant to, and in accordance with the requirements set forth in, Section 2.15(e).

1.15 Definition of EBITDA. The definition of “EBITDA” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“EBITDA” means, for any period, Core Earnings for such period excluding (i) Consolidated Interest Expense, (ii) provisions for taxes based on income of the REIT and its Consolidated Subsidiaries (limited, to the extent that such provisions are for taxes that are attributable to any Non Wholly-Owned Consolidated Affiliate, to the Consolidated Group Pro Rata Share of such attributable amount) and (iii) reasonable and customary out-of-pocket expenses incurred by the REIT and its Consolidated Subsidiaries in connection with the issuance of any debt or Equity Interests permitted to be issued hereunder (limited, to the extent that such expenses are incurred by any Non Wholly-Owned Consolidated Affiliate, to the Consolidated Group Pro Rata Share of such expenses).

1.16 Definition of Facility Outstandings Compliance Certificate. The definition of “Facility Outstandings Compliance Certificate” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Facility Outstandings Compliance Certificate” means, on any date of determination, a certificate executed by a Responsible Officer of the REIT setting forth a reasonably detailed calculation of the Maximum Permitted Outstanding Amount on such date.

1.17 Definition of Investment Asset. The definition of “Investment Asset” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Investment Asset” means a Commercial Real Estate Debt Investment, a Commercial Real Estate Ownership Investment or a Preferred Equity Investment, in each case to the extent owned by a Loan Party or any other Person in which a Loan Party, directly or indirectly, owns an Equity Interest.

1.18 Definition of Investment Asset Payment. The definition of “Investment Asset Payment” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Investment Asset Payment” means (i) with respect to any Commercial Real Estate Debt Investment, any payment made, directly or indirectly, to a Loan

Party (whether as a direct or indirect payment, dividend or other distribution from the Affiliated Investor that owns such Commercial Real Estate Debt Investment, or otherwise) representing proceeds of an amortization payment made in respect of such Commercial Real Estate Debt Investment, but excluding any scheduled, recurring amortization payments (or any balloon payment payable upon maturity) in respect of such Commercial Real Estate Debt Investment and (ii) with respect to any Preferred Equity Investment, any payment made, directly or indirectly, to a Loan Party (whether as a direct or indirect payment, dividend or other distribution from the Affiliated Investor that owns such Preferred Equity Investment, or otherwise) representing proceeds of (x) a redemption of all or any portion of the preferred equity interests issued by the applicable Preferred Equity Issuer in respect of such Preferred Equity Investment, but excluding any scheduled, recurring redemption payments in respect of such Preferred Equity Investment or (y) a liquidating or similar dividend or distribution made by the applicable Preferred Equity Issuer.

1.19 Definition of Investment Asset Report. The definition of “Investment Asset Report” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Investment Asset Report” means, for any fiscal quarter of the REIT, a detailed written report, certified by a Responsible Officer of the REIT, of the Contributing Investment Assets during such fiscal quarter, including (as applicable) the loan loss results, loan loss reserves and adjustments with respect to such Contributing Investment Assets, all material developments with respect to such Investment Assets, the amount of cash income received by the applicable Affiliated Investors and the amount of Cash Income received by the Loan Parties from such Contributing Investment Assets for each month during such fiscal quarter, the book value (determined in accordance with GAAP) of such Contributing Investment Asset and such other information as reasonably requested by the Administrative Agent or any Lender, which report shall be in form, scope and substance substantially similar to the “Borrowing Base Reports” with respect to “Eligible Investment Assets” (as such terms were defined in the Original Credit Agreement) that were delivered to the Administrative Agent prior to the Restatement Effective Date pursuant to the Original Credit Agreement.

1.20 Definition of Joint Venture Investment. The definition of “Joint Venture Investment” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Joint Venture Investment” means, with respect to any Affiliated Investor that owns directly or indirectly any Contributing Investment Asset, (a) any loan, advance, extension of credit (by way of guaranty or otherwise) or capital contribution made by any Person to such Affiliated Investor, (b) any purchase by, or issuance to, any Person of any Equity Interests, bonds, notes, debentures or other debt securities of such Affiliated Investor or (c) any other investment made by any Person in such Affiliated Investor.

1.21 Definition of Liquidity. The definition of “Liquidity” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Liquidity” means, at any time, the sum of (a) the aggregate amount of Unrestricted Cash of the Loan Parties at such time, plus (b) an amount equal to the lesser of (i) the Aggregate Commitments at such time, minus Total Outstandings at such time and (ii) the Maximum Permitted Outstanding Amount at such time, minus Total Outstandings at such time

1.22 Definition of Pledged Affiliate. The definition of “Pledged Affiliate” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Pledged Affiliate” means a corporation, limited liability company, partnership or other legal entity in which a Wholly-Owned Loan Party directly owns all or a portion of its equity interests, in each case so long as (i) all of the equity interests owned by such Wholly-Owned Loan Party in such Person are pledged as Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to the Collateral Documents and (ii) such Wholly-Owned Loan Party Controls such Person.

1.23 Definition of Qualifying Criteria. The definition of “Qualifying Criteria” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Qualifying Criteria” has the meaning specified in clause (b) of the first proviso to the definition of “Consolidated Cash Income” (subject, solely with respect to the Hunt Portfolio Investment Asset, to the last sentence of the definition of “Consolidated Cash Income”).

1.24 Definition of Specified Investment Asset. The definition of “Specified Investment Asset” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Specified Investment Asset” means an Investment Asset that (i) has contributed more than 5% of the positive Cash Income to the calculation of Annualized Consolidated Cash Income as of the then most recent Certificate Date or (ii) accounts for more than 5% of the aggregate book value (determined in accordance with GAAP) of all Investment Assets as of the then most recent Certificate Date.

1.25 Definition of Total Asset Value. The definition of “Total Asset Value” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Total Asset Value” means, as of any date, the book value of the total assets of the REIT and its Consolidated Subsidiaries on such date as determined in accordance with GAAP; provided, that Total Asset Value shall (i) also include the Consolidated Group Pro Rata Share of the book value of the total assets of each Unconsolidated Affiliate on such date as determined in accordance with GAAP, but exclude the Consolidated Group Pro Rata Share of the book value of the total equity of each Unconsolidated Affiliate that is already accounted for in the total assets of the REIT and its Consolidated Subsidiaries on such date as determined in accordance with GAAP, (ii) exclude any asset value attributable to a Specified GAAP Reportable B Loan Transaction and (iii) solely with respect to the book value of the total assets of a Non Wholly-Owned Consolidated Affiliate, only include the Consolidated Group Pro Rata Share of the book value of such Non Wholly-Owned Consolidated Affiliate’s total assets.

1.26 Definition of Total Facility Outstandings to Consolidated Cash Income Ratio. The definition of “Total Facility Outstandings to Consolidated Cash Income Ratio” contained in Section 1.01 of the Credit Agreement is hereby deleted.

1.27 Definition of Weighted Average Maturity. The definition of “Weighted Average Maturity” contained in Section 1.01 of the Credit Agreement is hereby deleted.

1.28 Section 2.15(b)(i). Section 2.15(b)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i) The REIT shall irrevocably instruct each Affiliated Investor that owns directly or indirectly a Contributing Investment Asset, to make any and all Distributions from such Affiliated Investor that are payable to any Loan Party into one or more deposit accounts or securities accounts, as applicable, that is subject to a Control Agreement and maintained by such Loan Party at Bank of America or an Affiliate thereof (each such deposit account and securities account, a “Distribution Account”). If, despite such instructions, any Distribution is received by a Loan Party in contravention of the prior sentence, such Loan Party shall receive such Distribution in trust for the benefit of the Administrative Agent, and the REIT shall cause such Loan Party to segregate such Distribution from all other funds of such Loan Party and shall within two (2) Business Days following receipt thereof cause such Distribution to be deposited into a Distribution Account.

1.29 Section 2.15(b)(iv). Section 2.15(b)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(iv) Notwithstanding anything to the contrary contained herein (and in any event subject to the Borrowers’ continuing compliance with the minimum Liquidity covenant set forth in Section 7.12(d)), if at any time (x) any one or more Investment Assets that individually or in the aggregate contributed more than 5% of Cash Income to Annualized Consolidated Cash Income, or accounted for more than 5% of the aggregate book value (determined in accordance with GAAP) of all Investment Assets, as of the then most recent Certificate Date cease to be Contributing Investment Assets and (y) the Total Outstandings exceed zero, the

Wholly-Owned Loan Parties shall not be permitted to (i) remove any amounts on deposit in any Distribution Account relating to such Investment Asset(s) or (ii) direct any distributions or other payments owing to any Wholly-Owned Loan Party in respect of such Investment Asset(s) to an account other than a Distribution Account, in each case except to the extent such amounts, distributions or other payments are utilized to repay outstanding Loans, unless and until the Loan Parties have delivered to the Administrative Agent and the Lenders a Facility Outstandings Compliance Certificate showing that the Borrowers are in pro forma compliance with the covenant set forth in Section 7.12(e) immediately after giving pro forma effect to the removal of such Investment Asset’s contribution to the Maximum Permitted Outstanding Amount.

1.30 Section 2.15(c). Section 2.15(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) Additional Joint Venture Investments. Each Borrower hereby agrees that, so long as any Investment Asset owned directly or indirectly by an Affiliated Investor is a Contributing Investment Asset, it shall not suffer or permit any additional Joint Venture Investments to be made by any Person in such Affiliated Investor unless each of the following conditions precedent are satisfied:

(i) Within ten (10) Business Days prior to any such additional Joint Venture Investment being made, the Administrative Agent and the Lenders shall have received (x) a written notice, executed by a Responsible Officer of the REIT, describing such Joint Venture Investment in reasonable detail (including, without limitation, the Person(s) making such Joint Venture Investment, the amount and form thereof and the intended use of the proceeds thereof) and (y) a Facility Outstandings Compliance Certificate executed by a Responsible Officer of the REIT setting forth a pro forma calculation of the Maximum Permitted Outstanding Amount immediately after giving effect to such Joint Venture Investment (including, without limitation, (A) any adjustments resulting from the Loan Parties’ percentage ownership of the Equity Interests of such Affiliated Investor being increased or decreased in connection therewith and/or (B) the removal of all Investment Assets of such Affiliated Investor from the calculation of the Maximum Permitted Outstanding Amount, to the extent such Joint Venture Investment is in the form of a loan to such Affiliated Investor or otherwise results in such Affiliated Investor owing any Indebtedness to any Person).

(ii) The Administrative Agent and the Required Lenders shall have the right, in their reasonable discretion, to make adjustments to the calculation of the Maximum Permitted Outstanding Amount set forth in the Facility Outstandings Compliance Certificate delivered pursuant to Section 2.15(c)(i) above to reflect (x) any actual or potential reduction or dilution in the Loan Parties’ percentage ownership of such Affiliated Investor resulting from such Joint Venture Investment and/or (y) any other effects of such Joint Venture Investment that have, or could result in, a reduction or dilution of the Loan Parties right to receive Distributions from, or any of their other rights or interests in, such Affiliated Investor (including, without limitation, the effects of any such Joint Venture Investment in the form of an equity investment with a liquidation preference or a preferred rate of return), in each case to the extent not otherwise already reflected in such certificate. Any such adjustments to the calculation of the Maximum Permitted Outstanding Amount shall be provided by the Administrative Agent to the REIT within five (5) Business Days after the Administrative Agent’s and Lenders’ receipt of the Facility Outstandings Compliance Certificate delivered pursuant to Section 2.15(c)(i) above (whereupon, the Borrowers shall, on or prior to the consummation of such Joint Venture Investment, deliver an updated certificate reflecting such adjustments).

(iii) If, after giving effect to such Joint Venture Investment, the Borrowers would not be in pro forma compliance with the covenant set forth in Section 7.12(e) (giving effect to any adjustments made by the Administrative Agent and/or the Required Lenders pursuant to Section 2.15(c)(ii) above), the Borrowers shall, simultaneously with or prior to the consummation of such Joint Venture Investment, repay Loans in an amount necessary to eliminate such non-compliance.

1.31 Section 2.15(d). Section 2.15(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d) Notices of Certain Adverse Events Impacting Consolidated Cash Income.

(i) If at any time any Contributing Investment Asset Material Default occurs in respect of any one or more Contributing Investment Assets which have, individually or in the aggregate, contributed more than 5% of Cash Income to Annualized Consolidated Cash Income, or accounted for more than 5% of the aggregate book value (determined in accordance with GAAP) of all Investment Assets, in each case as of the then most recent Certificate Date, then (a) the REIT shall promptly (and in any event within three (3) Business Days) upon the occurrence thereof (i) provide the Administrative Agent and the Lenders written notice thereof and (ii) provide the Administrative Agent and the Lenders with a Facility Outstandings Compliance Certificate setting forth a pro forma calculation of the Maximum Permitted Outstanding Amount (with the Maximum Permitted Outstanding Amount being calculated immediately after giving effect to the removal of the contribution from all Commercial Real Estate Debt Investments and/or Preferred Equity Investments subject to such Contributing Investment Asset Material Defaults) and (b) to the extent such Facility Outstandings Compliance Certificate shows that the Borrowers would not be in pro forma compliance with the covenant set forth in Section 7.12(e) immediately after giving pro forma effect to such

Contributing Investment Asset Material Default, the Borrowers shall immediately repay Loans outstanding in an amount necessary for the Borrowers to be in pro forma compliance with such covenant (and the REIT shall submit a new Facility Outstandings Compliance Certificate to the Administrative Agent and the Lenders containing a calculation of such covenant demonstrating such pro forma compliance therewith).

(ii) If at any time any Triggering Event occurs in respect of any one or more Contributing Investment Assets which have, individually or in the aggregate, contributed more than 5% of Cash Income to Annualized Consolidated Cash Income, or accounted for more than 5% of the aggregate book value (determined in accordance with GAAP) of all Investment Assets, in each case as of the then most recent Certificate Date, then (a) the REIT shall promptly (and in any event within three (3) Business Days) upon the occurrence thereof (i) provide the Administrative Agent and the Lenders written notice thereof and (ii) provide the Administrative Agent and the Lenders with a Facility Outstandings Compliance Certificate setting forth a pro forma calculation of the Maximum Permitted Outstanding Amount (immediately after giving effect to any reduction to the Maximum Permitted Outstanding Amount resulting from such Triggering Event) and (b) to the extent such Facility Outstandings Compliance Certificate shows that the Borrowers would not be in pro forma compliance with the covenant set forth in Section 7.12(e) immediately after giving pro forma effect to such Triggering Event, the Borrowers shall immediately repay Loans outstanding in an amount necessary for the Borrowers to be in pro forma compliance with such covenant (and the REIT shall submit a new Facility Outstandings Compliance Certificate to the Administrative Agent and the Lenders containing a calculation of such covenant demonstrating such pro forma compliance therewith).

(iii) The Administrative Agent or the Required Lenders (by notice to the Administrative Agent) shall have the right, in their sole discretion, to require that the REIT provide a Facility Outstandings Compliance Certificate if at any time any event or circumstance occurs in respect of any one or more Contributing Investment Assets which have, individually or in the aggregate, contributed more than 5% of Cash Income to the Annualized Consolidated Cash Income, or accounted for more than 5% of the aggregate book value (determined in accordance with GAAP) of all Investment Assets, in each case as of the then most recent Certificate Date (or any of the obligors thereon) that the Administrative Agent or the Required Lenders reasonably determine to be materially adverse to such Contributing Investment Asset(s) or the applicable Affiliated Investor(s). To the extent any Facility Outstandings Compliance Certificate delivered pursuant to the prior sentence shows that the Borrowers would not be in pro forma compliance with the covenant set forth in Section 7.12(e), the Borrowers shall immediately repay Loans outstanding in an amount necessary for the Borrowers to be in pro forma compliance with such covenant (and the REIT shall submit a new Facility Outstandings Compliance Certificate to the Administrative Agent and the Lenders containing a calculation of such covenant demonstrating such pro forma compliance therewith).

1.32 Section 2.15(e). Section 2.15(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e) Removal by REIT of Investment Assets (or Portions thereof) from the Pool of Contributing Investment Assets. The REIT may, by providing at least five (5) Business Days’ prior written notice to the Administrative Agent and the Lenders, elect (such election, a “Removal Election”) to (x) have any Investment Asset that is then a Contributing Investment Asset cease to be a Contributing Investment Asset (whether in connection with a Disposition of such Contributing Investment Asset in its entirety or otherwise) or (y) Dispose of a portion (but not all) of a Contributing Investment Asset; provided, that (i) in the case of any Removal Election that occurs prior to the Revolver Maturity Date, there are at least ten (10) Investment Assets remaining after giving effect to such Removal Election that have contributed positive Cash Income to the calculation of the Annualized Consolidated Cash Income for the then most recently ended fiscal quarter of the REIT, with no single remaining Investment Asset contributing more than 25% of total Cash Income to Annualized Consolidated Cash Income (such requirements being referred to herein as the “Removal Excess Cash Flow Requirements”), except in each case to the extent that either (A) there are no Revolving Loans outstanding at the time of such Removal Election or (B) the Administrative Agent and the Required Lenders otherwise consent to such election in writing, (ii) on the date of such Removal Election, the Borrowers shall have submitted to the Administrative Agent and the Lenders a certificate (a “Removal Election Compliance Certificate”) executed by a Responsible Officer of the REIT (A) certifying to the Administrative Agent and the Lenders that immediately before and after giving effect to such Removal Election, no Default or Event of Default has occurred and is continuing and (B) setting forth a pro forma calculation of the Maximum Permitted Outstanding Amount (immediately after giving effect to such Removal Election) and (iii) to the extent such Removal Election Compliance Certificate shows that the Borrowers would not be in pro forma compliance with the covenant set forth in Section 7.12(e) immediately after giving pro forma effect to the Removal Election, the Borrowers shall, simultaneously with or prior to the consummation of such election, repay Loans in an amount necessary for the Borrowers to be in pro forma compliance with such covenant (and the REIT shall submit a new Removal Election Compliance Certificate to the Administrative Agent and the Lenders demonstrating such pro forma compliance).

Notwithstanding anything to the contrary contained herein or otherwise, in the event that any Removal Election made in compliance with Section 2.15(e) does not (and pursuant to clause (i)(A) of the proviso to Section 2.15(e) is not required to) satisfy the Removal Excess Cash Flow Requirements, then following such Removal Election the Borrowers shall not request any Borrowings, and the Lenders shall not be required to make any Loans to the Borrowers, unless and until such time as the Borrowers have delivered a certificate to the Administrative and the Required Lenders, executed by a Responsible Officer of the REIT, (a) certifying that one or more Affiliated Investors own at least ten (10) Investment Assets that have contributed positive Cash Income to the calculation of Annualized Consolidated Cash Income for the then most recently ended fiscal quarter of the REIT, with no single Investment Asset contributing more than 25% of total Cash Income to such Annualized Consolidated Cash Income and (b) containing a reasonably detailed calculation of same.

1.33 Section 6.19. Section 6.19 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

6.19 Organization Documents of Affiliated Investors. Provide the Administrative Agent with a copy of the Organization Documents of each Affiliated Investor promptly following the effectiveness thereof.

1.34 Section 7.02(b). Section 7.02(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) Investments of (i) a Borrower in any other Borrower or in any Guarantor, (ii) a Guarantor in any Borrower or any other Guarantor or (iii) a Borrower or Guarantor, in an Affiliated Investor so long as the proceeds thereof are used by such Affiliated Investor solely for the purpose of acquiring an Investment Asset (either directly or via Investment of such proceeds in another Affiliated Investor) and paying costs and expenses related thereto; and

1.35 Section 7.05(g). Section 7.05(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(g) the sale or other Disposition of (x) a Specified Investment Asset or (y) all, but not less than all, of the Equity Interests held, directly or indirectly, by the Loan Parties in any Affiliated Investor that holds one or more Specified Investment Assets (any such Disposition specified in clause (x) or (y) being referred to herein as a “Specified Disposition”); provided, that (i) in the case of any such Specified Disposition that occurs prior to the Revolver Maturity Date, there are at least ten (10) Investment Assets remaining after giving effect to such Specified Disposition that have contributed positive Cash Income to the calculation of Annualized Consolidated Cash Income for the then most recently ended fiscal quarter of the REIT, with no single remaining Investment Asset contributing more than 25% of total Cash Income to such Annualized Consolidated Cash Income (such requirements being referred to herein as the “Disposition Excess Cash Income Requirements”), except in each case to the extent that either (A) there are no Revolving Loans outstanding at the time of such Specified Disposition or (B) the Administrative Agent and the Required Lenders otherwise consent to such Specified Disposition in writing, (ii) on or prior to the date that is three (3) Business Days prior to the date of the proposed Specified Disposition, the Borrowers shall have submitted to the Administrative Agent and the Lenders a certificate (a “Disposition Compliance Certificate”) executed by a Responsible Officer of the REIT (A) certifying to the Administrative Agent and the Lenders that immediately before and after giving effect to such Specified Disposition, no Default or Event of Default has occurred and is continuing and (B) setting forth a pro forma calculation of the Maximum Permitted Outstanding Amount (immediately after giving effect to such Specified Disposition) and (iii) to the extent such Disposition Compliance Certificate shows that the Borrowers would not be in pro forma compliance with the covenant set forth in Section 7.12(e) immediately after giving pro forma effect to the proposed Specified Disposition, the Borrowers shall, simultaneously with or prior to the consummation of such Specified Disposition, repay Loans in an amount necessary for the Borrowers to be in pro forma compliance with such covenant (and the REIT shall submit a new Disposition Compliance Certificate to the Administrative Agent and the Lenders demonstrating such pro forma compliance).

1.36 Section 7.05. The last paragraph of Section 7.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Notwithstanding anything to the contrary contained herein or otherwise, in the event that any Specified Disposition made in compliance with Section 7.05(g) does not (and pursuant to clause (i)(A) of the proviso to Section 7.05(g) is not required to) satisfy the Disposition Excess Cash Income Requirements, then following such Specified Disposition the Borrowers shall not request any Borrowings, and the Lenders shall not be required to make any Loans to the Borrowers, unless and until such time as the Borrowers have delivered a certificate to the Administrative Agent and the Required Lenders, executed by a Responsible Officer of the REIT, (a) certifying that one or more Affiliated Investors own at least ten (10) Investment Assets that have contributed positive Cash Income to the calculation of Annualized Consolidated Cash Income for the then most recently ended fiscal quarter of the REIT, with no single Investment Asset contributing more than 25% of total Cash Income to such Annualized Consolidated Cash Income and (b) containing a reasonably detailed calculation of same.

1.37 Section 7.06(d). Section 7.06(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d)    (i) prior to the formation of the Operating Partnership, so long as no Event of Default under Section 8.01(a), (f) or (g) shall have occurred and be continuing or would result therefrom, the REIT shall be permitted to declare and pay dividends on its Equity Interests or make distributions with respect thereto in an amount for any fiscal year of the REIT equal to the greater of (x) 95% of the aggregate cumulative Adjusted Net Income of the REIT for such fiscal year and (y) such amount as may be required to eliminate 110% of the REIT’s taxable income plus depreciation as a real estate investment trust or such other amount as is necessary for the REIT to maintain its status as a real estate investment trust under the Code and (ii) on and after the formation of the Operating Partnership, so long as no Event of Default under Section 8.01(a), (f) or (g) shall have occurred and be continuing or would result therefrom, the Operating Partnership shall be permitted to declare and pay dividends on its Equity Interests or make distributions with respect thereto in an amount for any fiscal year of the REIT equal to the greater of (x) 95% of the aggregate cumulative Adjusted Net Income of the REIT for such fiscal year and (y) such amount that will result in the REIT receiving the necessary amount of funds required to be distributed to its equityholders in order for the REIT to (A) eliminate 110% of its taxable income plus depreciation as a real estate investment trust or (B) maintain its status as a real estate investment trust under the Code;

1.38 Section 7.12(a). Section 7.12(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth at any time to be less than the sum of (i) $682,000,000 and (ii) 80% of Net Cash Proceeds received by the REIT from issuances or sales of Equity Interests of the REIT occurring after June 30, 2012.

1.39 Section 7.12(b). Section 7.12(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter of the REIT to be less than 2.25 to 1.00.

1.40 Section 7.12(d). Section 7.12(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d) Minimum Liquidity. Permit Liquidity at any time to be less than $5,000,000.

1.41 Section 7.12(e). Section 7.12(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e) Total Facility Outstandings. Permit the Total Facility Outstandings at any time to exceed the Maximum Permitted Outstanding Amount at such time.

1.42 Section 7.12(f). Section 7.12(f) of the Credit Agreement is hereby deleted.

1.43 Exhibit C (Form of Compliance Certificate). Exhibit C to the Credit Agreement is hereby amended in its entirety by substituting the document attached as Exhibit C hereto in its place.

SECTION 2. Conditions of Effectiveness. This Agreement shall not become effective until the date on which all of the following conditions precedent shall have been satisfied or waived in writing (such date being referred to herein as the “Second Amendment Effective Date”):

(a) Counterparts. The Administrative Agent shall have received counterparts of this Agreement duly executed by each the Loan Parties, the Administrative Agent and the Required Lenders.

(b) Representations and Warranties. All representations and warranties contained in Section 3 of this Agreement shall be true.

(c) Fees. The Borrower shall have paid, by wire transfer of immediately available funds, to the Administrative Agent (i) for the account of the Lenders that execute and deliver this Agreement, a fee of 0.15% of the Aggregate Commitments of such Lenders in effect on the Second Amendment Effective Date and (ii) all fees otherwise owed to the Administrative Agent and/or any of its Affiliates.

SECTION 3. Representations and Warranties. After giving effect to this Agreement, the Loan Parties, jointly and severally, reaffirm and restate the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date (except (i) to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date and (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification). Each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

(a) it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

(b) no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement;

(c) this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity;

(d) no Default or Event of Default has occurred and is continuing;

(e) the execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under, any contractual obligation of any Loan Party or any of its Subsidiaries; and

(f) nothing contained in this Agreement, including the amendments to the Credit Agreement effected pursuant hereto, (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred, or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

SECTION 4. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement, as amended hereby, and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

SECTION 5. Costs and Expenses. The Loan Parties acknowledge and agree that its payment obligations set forth in Section 10.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Kaye Scholer LLP, counsel to the Administrative Agent.

SECTION 6. Ratification.

(a) Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrowers are truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents.

(b) This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 7. Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

SECTION 8. References. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

SECTION 9. Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.

SECTION 10. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 11. Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

SECTION 12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 13. Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the Required Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

COLONY FINANCIAL, INC., a Maryland corporation

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI RE MASTERCO, LLC, a Delaware limited liability company

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI RE HOLDCO, LLC, a Delaware limited liability company

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI MEZZ FUNDING, LLC, a Delaware limited liability company

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

COLFIN ESH FUNDING, LLC, a Delaware limited liability company

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

COLFIN 2100 FUNDING, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI CORAMERICA 2100 FUNDING, LLC, a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
	Name:	Mark M. Hedstrom
	Title:	Vice President

GUARANTORS:

COLONY FINANCIAL HOLDCO, LLC, a Delaware limited liability company

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

COLONY FINANCIAL TRS, LLC, a Delaware limited liability company

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI FRB FUNDING, LLC, a Delaware limited liability company

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

COLONY FINANCIAL AMC, LLC, a Delaware limited liability company

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI DB HOLDING, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI MBS HOLDING, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

COLFIN JIH FUNDING, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

COLFIN 2011 ADC HOLDING, LLC, a Delaware limited liability company

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

COLONY AMC MILESTONE NORTH, LLC, a Delaware limited liability company

By:	Colony Financial AMC, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI 2011 CRE HOLDCO, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI GNE LOAN FUNDING, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI GNE WARRANT INVESTOR, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI INLAND INVESTOR, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI MILESTONE NORTH HOLDCO, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

COLONY AMC MILESTONE WEST, LLC, a Delaware limited liability company

By:	Colony Financial AMC, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI HUNT TRS INVESTOR, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI RS HOLDING, LLC, a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
	Name:	Mark M. Hedstrom
	Title:	Vice President

CFI CENTCO FUNDING, LLC, a Delaware limited liability company

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI BULLS TRS INVESTOR, LLC, a Delaware limited liability company

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI EXR LOAN FUNDING, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI BOW TRS INVESTOR, LLC, a Delaware limited liability company

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI 2011-2 CRE HOLDCO, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI BMO II TRS INVESTOR, LLC, a Delaware limited liability company

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

CFI FCDC HOLDCO, LLC, a Delaware limited liability company

By:	CFI RE Holdco, LLC, its managing member

By:	CFI RE Masterco, LLC, its managing member

By:	Colony Financial, Inc., its managing member

By:	/s/ Darren J. Tangen
	Name:	Darren J. Tangen
	Title:	Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Paley Chen
	Name:	Paley Chen
	Title:	Vice President

[Signature page to Second Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ James P. Johnson
	Name:	James P. Johnson
	Title:	Senior Vice President

[Signature page to Second Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a lender

By:	/s/ Matthew Griffith
	Name:	Matthew Griffith
	Title:	Executive Director

[Signature page to Second Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Harry Comninellis
	Name:	Harry Comninellis
	Title:	Vice President

[Signature page to Second Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Frank Lambrinos
	Name:	Frank Lambrinos
	Title:	Authorized Signatory

[Signature page to Second Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ David Urban
	Name:	David Urban
	Title:	Associate Director

[Signature page to Second Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Director

By:	/s/ Tyler R. Smith
	Name:	Tyler R. Smith
	Title:	Associate

[Signature page to Second Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

GRACE BAY HOLDINGS II, LLC, as a Lender

By:	/s/ John Bolduc
	Name:	John Bolduc
	Title:	Executive Managing Director

[Signature page to Second Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

ONEWEST BANK, FSB, as a Lender

By:	/s/ John Devereux
	Name:	John Devereux
	Title:	EVP

[Signature page to Second Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

SCHEDULE I

HUNT PORTFOLIO INVESMENT ASSET

Qualifying Criteria not met by the Hunt Portfolio Investment Asset:

1)	the obligations secured by the Lien on the Investment Asset constitute prohibited Indebtedness under the Credit Agreement.

2)	the Investment Asset is encumbered by a Lien.

3)	a portion of the portfolio constituting the Investment Asset is subject to proceedings under a Debtor Relief Law.

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:            ,

To:    Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as September 1, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Colony Financial, Inc., a Delaware corporation (the “REIT”), the Subsidiaries of the REIT party thereto as co-borrowers (together with the REIT, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”).

The undersigned Responsible Officer of the REIT hereby certifies as of the date hereof that he/she is the                                               of the REIT, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the REIT, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Borrowers have delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrowers ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Borrowers have delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrowers ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the REIT and its Consolidated Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Loan Parties during the accounting period covered by such financial statements.

3. A review of the activities of the Loan Parties during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Loan Parties performed and observed all their Obligations under the Loan Documents, and

[Signature page to Second Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

[select one:]

[to the best knowledge of the undersigned, during such fiscal period each of the Loan Parties performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

—or—

[to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. The representations and warranties of the Borrowers contained in Article V of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5. The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                     ,             .

COLONY FINANCIAL, INC.

By:
Name:
Title:

[Signature page to Second Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

For the Quarter/Year ended                              (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I.	Section 7.12 (a) – Consolidated Tangible Net Worth.

	A.	Actual Consolidated Tangible Net Worth at Statement Date:

		1.	Shareholders’ Equity:		$

		2.	Intangible Assets:		$

		3.	Consolidated Tangible Net Worth (Line I.A1 less Line I.A.2)[1] :		$

	B.	80% of Net Cash Proceeds received by the REIT after June 30, 2012 from issuances or sales of its Equity Interests:			$

	C.	Minimum required Consolidated Tangible Net Worth
		(Lines I.B + $682,000,000):			$

	D.	Excess (deficient) for covenant compliance (Line I.A.– I.C):			$

II.	Section 7.12 (b) – Consolidated Fixed Charge Coverage Ratio.

	A.	EBITDA for the fiscal quarter ending on above date (“Subject Period”):

Core Earnings for Subject Period[2]

			a.	The consolidated net income (loss) of the REIT, computed in accordance with GAAP for Subject Period, plus	$

			b.	Non-cash equity compensation expense for Subject Period, plus	$

			c.	Real estate depreciation and amortization expense for Subject Period, plus	$

			d.	Any unrealized losses from mark to market valuation changes (other than permanent impairment) that are included in net income for Subject Period, plus	$

			e.	Extraordinary or non-recurring non-cash losses for Subject Period, minus	$

			f.	Any unrealized gains from mark to market valuation changes (other than permanent impairment) that are included in net income for Subject Period, minus	$

[1]	There shall be excluded from the calculation of “Consolidated Tangible Net Worth” any effects resulting from the application of FASB ASC No. 715: Compensation - Retirement Benefits.
[2]	Core Earnings shall, solely with respect to the Core Earnings attributable to any Non Wholly-Owned Consolidated Affiliate, only include the Consolidated Group Pro Rata Share of such attributable amount

[Signature page to Second Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

			g.	Extraordinary or non-recurring non-cash gains for
				Subject Period	$

		1.		Core Earnings (Line II.A.a + b + c + d + e –f –g)	$

		2.		Consolidated Interest Expense for Subject Period:	$

		3.		Provisions for taxes based on income of the REIT and its Consolidated Subsidiaries for Subject Period (limited, to the extent that such provisions are for taxes that are attributable to any Non Wholly-Owned Consolidated Affiliate, to the Consolidated Group Pro Rata Share of such attributable amount):	$

		4.		Reasonable and customary out-of-pocket expenses incurred by the REIT and its Consolidated Subsidiaries in connection with the issuance of any debt or Equity Interests permitted to be issued under the Credit Agreement for Subject Period (limited, to the extent that such expenses are incurred by any Non Wholly-Owned Consolidated Affiliate, to the Consolidated Group Pro Rata Share of such expenses):	$

		5.		EBITDA (Lines II.A.1 + 2 +3+4):	$

	B.	Consolidated Fixed Charges for Subject Period:

		1.		Consolidated Cash Interest Expense for Subject Period (including the Consolidated Group Pro Rata Share of Cash Interest Expense of Non Wholly-Owned Consolidated Affiliates for Subject Period):	$

		2.		Scheduled payments of principal on Consolidated Total Debt for Subject Period[3] :	$

		3.		The amount of dividends or distributions paid or required to be paid by the REIT during Subject Period in respect of any of its preferred Equity Interests:	$

		4.		Consolidated Fixed Charges (Lines II.B1 +2 +3):	$

	C.	Consolidated Fixed Charge Coverage Ratio (Line II.A.5 ÷ Line II.B.4):			to 1.00

Minimum required:				2.25 to 1.00

III.	Section 7.12 (c) – Consolidated Leverage Ratio.

	A.	Consolidated Total Debt at Statement Date:
		1.	Aggregate amount of all Indebtedness of the REIT and its Consolidated Subsidiaries (other than Non Wholly-Owned Consolidated Affiliates) that would be reflected on a consolidated balance sheet of the REIT and its Consolidated Subsidiaries as of Statement Date

[3]	Consolidated Total Debt to be calculated in accordance with Section III.A. below

[Signature page to Second Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

			prepared in accordance with GAAP:	$

		2.	Consolidated Group Pro Rata Share of aggregate amount of all Indebtedness of each Unconsolidated Affiliate that would be reflected on a consolidated balance sheet of such Unconsolidated Affiliate as of Statement Date in accordance with GAAP, net of uncommitted cash on hand at and available to Unconsolidated Affiliates to pay down such Indebtedness:	$

		3.	Indebtedness, if any, attributable to any Specified GAAP Reportable B Loan Transaction:	$

		4.	Consolidated Group Pro Rata Share of the aggregate amount of all Indebtedness of each Non Wholly-Owned Consolidated Affiliate that would be reflected on a consolidated balance sheet of the REIT and its Consolidated Subsidiaries as of the Statement Date prepared in accordance with GAAP	$

		5.	Consolidated Total Debt (Line III.A.1 + 2 - 3 + 4):	$

	B.	Total Asset Value at Statement Date:

		1.	Book value of the total assets of the REIT and its Consolidated Subsidiaries (other than Non Wholly-Owned Consolidated Affiliates) on Statement Date as determined in accordance with GAAP:	$

		2.	Consolidated Group Pro Rata Share of book value of the total assets of each Unconsolidated Affiliate on Statement Date as determined in accordance with GAAP:	$

		3.	Asset value, if any, attributable to any Specified GAAP Reportable B Loan Transaction:	$

		4.	Consolidated Group Pro Rata Share of the book value of the total assets of each Non Wholly-Owned Consolidated Affiliate on the Statement Date as determined in accordance with GAAP	$

		5.	Total Asset Value (Line III.B.1 + 2 - 3 + 4):	$

	C.	Consolidated Leverage Ratio (Line III.A.5 ( Line III.B.5):		to 1.00

Maximum permitted:			0.50 to 1.00

IV.	Section 7.12 (d) – Minimum Liquidity.

	A.	Aggregate amount of cash and Cash Equivalents of the Loan Parties at Statement Date that are not subject to any Lien (excluding Liens arising under a Loan Document and statutory Liens in favor of any depositary bank where such cash and Cash Equivalents are maintained):		$

[Signature page to Second Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

	B.	Amounts included in Line IV.A. that are held by a Person other than a Loan Party as a deposit or security for Contractual Obligations:	$

	C.	Unrestricted Cash at Statement Date (Line IV.A. - Line IV. B.):	$

	D.	Aggregate Commitments at Statement Date:	$

	E.	Maximum Permitted Outstanding Amount at Statement Date (see calculation in Section V below):	$

	F.	Total Outstandings at Statement Date:	$

	G.	Aggregate Commitments minus Total Outstandings (Line IV.D. - IV.F.):	$

	H.	Maximum Permitted Outstanding Amount minus Total Outstandings (Line IV.E. - IV.F.):	$

	I.	Liquidity (Line IV.C. + lesser of (x) Line IV.G. or (y) Line IV.H.):	$

Minimum required: Line IV.G. must not be less than $5,000,000)

V.	Section 7.12 (e) – Total Facility Outstandings.

	A.	Total Outstandings at Statement Date:	$

	B.	Annualized Consolidated Cash Income at Statement Date (see calculation attached as Annex I hereto):	$

	C.	Aggregate book value (determined in accordance with GAAP) of all Investment Assets that contribute positive Cash Income to the calculation of Annualized Consolidated Cash Income at Statement Date (see calculation attached as Annex II hereto):	$

	D.	3.5 times Annualized Consolidated Cash Income at Statement Date	$

	E.	40% of aggregate book value (determined in accordance with GAAP) of all Investment Assets that contribute positive Cash Income to the calculation of Annualized Consolidated Cash Income at Statement Date:	$

Maximum Total Outstandings permitted: Lesser of Line V.D. and Line V.E.

[Signature page to Second Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

Annex I

Annualized Consolidated Cash Income at Statement Date

[Signature page to Second Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

Annex II

Aggregate book value of Investment Assets

[Signature page to Second Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]